Filed pursuant to Rule 497(e)

File Nos. 333-182079 and 811-22712

PREMIER MULTI-SERIES VIT

Supplement Dated August 29, 2014 to the

Statutory Prospectus and Statement of Additional Information Dated April 28, 2014

Disclosure Relating to NFJ Dividend Value Portfolio (the “Portfolio”)

Effective September 30, 2014, the section within the Statutory Prospectus entitled “Portfolio Holdings” will be revised to add the following as the second and third sentences in the section to reflect that the Portfolio’s schedule of portfolio holdings will be posted on the Portfolio’s website, at us.allianzgi.com, approximately thirty (30) calendar days after the relevant month’s end:

In addition, the Manager will post the Portfolio’s portfolio holdings information on the Portfolio’s website at us.allianzgi.com. The Portfolio’s website will contain the Portfolio’s complete schedule of portfolio holdings as of the relevant month end. The information will be posted approximately thirty (30) calendar days after the relevant month’s end, and such information will remain accessible on the website until the Trust files its Form N-CSR or Form N-Q with the Securities and Exchange Commission (SEC) for the period that includes the date as of which the website information is current.

Corresponding changes will be made to the second paragraph of the section within the Portfolio’s Statement of Additional Information entitled “Disclosure of Portfolio Holdings.”

Please retain this Supplement for future reference.